SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2004

Friedman’s Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22356 (Commission File Number)	58-20583 (IRS Employer Identification No.)

171 Crossroads Parkway
Savannah, Georgia 31422
(Address of principal executive offices)

(912) 233-9333
(Registrant’s telephone number, including area code)

Item 5. Other Events.

Attached hereto are two press releases issued by Friedman’s Inc. on May 5, 2004, the text of which are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

     (c) Exhibits

     The following exhibits are filed as a part of this report:

Exhibit
Number	Description

99.1	Press Release dated May 5, 2004
99.2	Press Release dated May 5, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Friedman’s Inc. (Registrant)

Date: May 5, 2004	By:	/s/ Douglas D. Anderson
Douglas D. Anderson President and Chief Operating Officer